SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 27, 2009

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Winthrop Realty Trust (the “Company”) is re-issuing in an updated format its historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 that was originally filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2009 (the “Original Filing”).  On May 11, 2009 and August 10, 2009, the Company filed its Quarterly Reports on Form 10-Q for the periods ended March 31, 2009 and June 30, 2009, respectively (the “Quarterly Reports”), which reflected the Company’s adoption of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB 51,” (“SFAS 160”)  as further described in Note 2 of the Notes to Consolidated Financial Statements included in the Quarterly Reports.  The Quarterly Reports included retrospective revisions of prior-period amounts to conform to the 2009 presentation as required by SFAS 160.  The same retrospective revisions are required for previously-issued annual financial statements for each of the three years shown in the Original Filing if those financial statements are incorporated by reference in subsequent filings made under the Securities Act of 1933, as amended.

This Report on Form 8-K also includes certain disclosures of material events (unaudited) occurring subsequent to the date of the Independent Auditors Report relating to its equity investment in Lex-Win Concord LLC.

This Report on Form 8-K is being filed to update Items 6, 7, 7A, and 8 in Part II of the Original Filing in their entirety to conform to the 2009 presentation as required by SFAS 160 included in the Quarterly Reports.  The aforementioned retrospective revisions had no effect on the Company’s previously reported net income attributable to common shareholders or the related basic/diluted per share amounts.

This Form 8-K does not attempt to modify or update any other disclosures set forth in the Original Filing, except as required to reflect the aforementioned amended information.  In addition, except for the amended information included herein, this Form 8-K speaks as of the filing date of the Original Filing and does not update or discuss any other developments affecting the Company subsequent to the date of the Original Filing.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

23.1	Consent of Independent Accounting Firm – PricewaterhouseCoopers LLP

23.2	Consent of Independent Accounting Firm – PricewaterhouseCoopers LLP

23.3	Consent of Independent Accounting Firm – Deloitte & Touche LLP

23.4	Consent of Independent Accounting Firm – Tauber & Balser PC

99.1
Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 7A, Quantitative and Qualitative Disclosures About Market Risks
Form 10-K, Item 8, Financial Statements and Supplementary Data

99.2	Consolidated financial statement of Lex-Win Concord LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of August, 2009.

WINTHROP REALTY TRUST

By:	/s/ Carolyn Tiffany
Carolyn Tiffany
President